UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 7, 2012 (August 7, 2012)

GAYLORD ENTERTAINMENT COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-13079	73-0664379
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Gaylord Drive Nashville, Tennessee	37214
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (615) 316-6000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.	OTHER EVENTS.

In connection with a Registration Statement on Form S-3 (the “Registration Statement”) that Gaylord Entertainment Company (the “Company”) intends to file today with the Securities and Exchange Commission, the Company is filing this Current Report on Form 8-K to provide certain pro forma financial information and condensed consolidated statements of comprehensive income as described below.

Pro Forma Financial Information

On August 7, 2012, the Company announced that on August 6, 2012, it entered into a Repurchase Agreement (the “Repurchase Agreement”) with TRT Holdings, Inc. (“TRT Holdings”) pursuant to which the Company repurchased 5,000,000 shares of its common stock concurrently with the execution and delivery of the Repurchase Agreement (the “Repurchase Transaction”). The aggregate purchase price in the privately negotiated transaction was $185,000,000, or $37.00 per share. The Company funded the repurchase with borrowings under its existing $925 million credit facility.

As previously announced, the board of directors of the Company has approved a plan to restructure the Company’s business operations to facilitate the Company’s qualification as a real estate investment trust (“REIT”) for federal income tax purposes (the “REIT Conversion”). In connection therewith, the Company previously announced that it entered into an agreement with Marriott International, Inc. (“Marriott”) to sell the Gaylord Hotels brand and rights to manage the Company’s Gaylord Hotels properties to Marriott for $210,000,000 in cash (the “Sale Transaction”).

The financial information set forth as Exhibit 99.1 presents unaudited pro forma condensed consolidated financial information for the year ended December 31, 2011 and as of and for the six months ended June 30, 2012 showing the effect of the Sale Transaction, the REIT Conversion, and the Repurchase Transaction. The information contained in Exhibit 99.1 is incorporated herein, and shall be incorporated by reference to the Registration Statement.

Condensed Consolidated Statements of Comprehensive Income

As previously disclosed in the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2012, effective January 1, 2012, the Company adopted the Financial Accounting Standards Board’s (“FASB”) Accounting Standards Update (“ASU”) No. 2011-05, Comprehensive Income (Topic 220): Presentation of Comprehensive Income, as amended by ASU 2011-12, Comprehensive Income (Topic 220): Deferral of the Effective Date for Amendments to the Presentation of Reclassifications of Items Out of Accumulated Other Comprehensive Income in Accounting Standards Update No. 2011-05, which requires presentation of the components of net income and other comprehensive income either as one continuous statement or as two consecutive statements and eliminates the option to present components of other comprehensive income as part of the statement of changes in stockholders’ equity.

The financial information set forth as Exhibit 99.2 presents unaudited condensed consolidated statements of comprehensive income for the fiscal years ended December 31, 2011, 2010, and 2009, reflecting the retrospective application of ASU No. 2011-05, as revised by ASU 2011-12. The information contained in Exhibit 99.2 is incorporated herein by reference, and shall be incorporated by reference to the Registration Statement.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

99.1	Pro Forma Condensed Consolidated Financial Information (Unaudited)
99.2	Condensed Consolidated Statements of Comprehensive Income (Unaudited)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GAYLORD ENTERTAINMENT COMPANY

Date: August 7, 2012	By:	/s/ Carter R. Todd
	Name:	Carter R. Todd
	Title:	Executive Vice President, General Counsel and Secretary

INDEX TO EXHIBITS

99.1	Pro Forma Condensed Consolidated Financial Information (Unaudited)
99.2	Condensed Consolidated Statements of Comprehensive Income (Unaudited)